UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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the Securities Exchange Act of 1934 (Amendment No.     )

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ONESPAN INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On May 4, 2021, OneSpan Inc. posted a presentation to its website in connection with a conference call regarding its financial results for the quarter ended March 31, 2021. A copy of the presentation can be found below.

* * * *

OneSpan

Investor Presentation Q1 2021

May 4, 2021

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of applicable U.S. securities laws, including statements regarding the potential benefits, performance and functionality of our products and solutions, strategies relating to our business and the future of our business and our expectations regarding our financial performance in the future. Forward-looking statements may be identified by words such as "seek", "believe", "plan", "estimate", "anticipate", "expect", "intend", "continue", "outlook", "confident", "may", "will", "should", "could", or "might", and other similar expressions. These forward-looking statements involve risks and uncertainties, as well as assumptions that, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. Factors that could materially affect our business and financial results include, but are not limited to: market acceptance of our products and solutions and competitors' offerings; the potential effects of technological changes; the impact of the COVID-19 pandemic and actions taken to contain it; our ability to effectively manage acquisitions, divestitures, alliances, joint ventures and other portfolio actions; the execution of our transformative strategy on a global scale; the increasing frequency and sophistication of hacking attacks; claims that we have infringed the intellectual property rights of others; changes in customer requirements; price competitive bidding; changing laws, government regulations or policies; pressures on price levels; investments in new products or businesses that may not achieve expected returns; impairment of goodwill or amortizable intangible assets causing a significant charge to earnings; actions of activist stockholders; and exposure to increased economic and operational uncertainties from operating a global business, as well as those factors set forth in our the "Risk Factors" section of our most recently filed Annual Report on Form 10-K. Our filings with the Securities and Exchange Commission (the "***SEC***") and other important information can be found in the Investor Relations section of our website at investors.onespan.com. We do not have any intent, and disclaim any obligation, to update the forward-looking information to reflect events that occur, circumstances that exist or changes in our expectations after the date of this presentation, except as required by law.

Important Additional Information and Where to Find It

OneSpan Inc. (the "***Company***") has filed a definitive proxy statement on Schedule 14A and accompanying **BLUE** proxy card and other relevant documents with the SEC in connection with the solicitation of proxies from the Company's stockholders in connection with the Company's 2021 annual meeting of stockholders (the "***2021 Annual Meeting***"). STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY'S PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), ACCOMPANYING **BLUE** PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain a copy of the Company's definitive proxy statement and other documents filed by the Company with the SEC free of charge from the SEC's website at www.sec.gov. In addition, copies will be available at no charge at https://www.OneSpan.com/ as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Company Overview

OneSpan Protects The World From Digital Fraud


Transactions
Identities
Devices

OneSpan

+60%

of Largest 100 Global Banks[1]

$15B+

Reduced Fraud Losses[2]

[1]Source: S&P Global Market Intelligence
[2]OneSpan internal estimate

Industry Leader in Securing Digital Banking

Simple Secure Login

Digital Transaction Security

Mobile Application Protection

Digital Channel Account Opening

Evolution of OneSpan Solutions


Static - User Friction
Real-time Fraud Analysis
Dynamic - Frictionless

Global Blue Chip Customer Base

FINANCIAL SERVICES

citi
HSBC
BNP PARIBAS
usbank
BANK OF AMERICA
MUFG
BMO
WELLS FARGO
Deutsche Bank
SOCIETE GENERALE
MIZUHO
ING

GOVERNMENT

USDA
UNITED STATES POSTAL SERVICE
SBA U.S. Small Business Administration

HEALTHCARE

Netsmart
McKESSON
PointClickCare Care confidently.

ENTERPRISE

Mercedes-Benz
IBM
BMW

Long-Term Growth Drivers

- Dynamic threat environment demands more sophisticated security tech
- Competition in finserv requires more secure, more transparent, more engaging mobile user experience
- Digital identity and regulatory complexity
- Desire for operational cost reduction
- Pandemic Effects
  - Accelerates banking transition to cloud
  - Elevates importance of mobile channel
  - Drives digitization of adjacent verticals

FINANCIAL SERVICES MARKET
Multibillion-dollar Total Addressable Market[1]



Market growth[1]
Identity Verification / Agreement Automation
>30% yr
E-Signature
~25-30% yr
Security/Anti-Fraud
~10-12% yr
Solutions Portfolio

[1]Sources: OneSpan estimates and industry analyst firms

GROWTH PROFILE

Present	Emerging	Future
Increased Customer Penetration	New logo direct sales	Technology innovation
Consumer Churn	Digital banks	M&A
New Services	Fintech/core banking system providers	Growth adjacencies

OneSpan

New Solutions Expand Revenue Per Customer Opportunity


Identity Verification
Cloud Authentication
Risk Analytics
E-Signature
E-Signature
Mobile App Protection
Mobile App Protection
Mobile App Protection
Mobile Security Software
Mobile Security Software
Mobile Security Software
Two-factor Hardware Tokens
Two-factor Hardware Tokens
Two-factor Hardware Tokens
Two-factor Hardware Tokens
Authentication Software
Authentication Software
Authentication Software
Authentication Software
4 Licenses Total
5 Licenses Total
8 Licenses Total
<2015
2015-2016
2016-2017
2018-2021+
Auth. Software
Two-factor Hardware Tokens
Mobile Security
E-Signature
Cloud-based Security

Rapid Transition to Software & Services Led Growth

Strong Double-Digit ARR Growth	~120% Dollar-Based Net Expansion Rate	Target >85% of S&S Revenue Recurring by 2022


2015
<50% Recurring[1]
22%
78%
2018
<60% Recurring[1]
50%
50%
2020
76% Recurring
38%
62%
2022 Target
>85% Recurring
25%
75%
Software & Services
Hardware

[1]OneSpan estimates

OneSpan's Strategic Evolution


ADJACENCY EXPANSION
FOCUS ON INNOVATION
PLATFORM DEVELOPMENT
RECURRING REVENUE TRANSTION
TID LAUNCH; REBRAND; BIZ TRANSFORM
2018
2019
2020
2021
2022
2023
2024
2025
TID FIRST LAUNCH
29% ARR GROWTH
RECURRING SOFTWARE REVENUE TRANSITION MOSTLY COMPLETE
PROFITABLE GROWTH

Foundations for Sustained Long-Term Growth

LEADERSHIP IN SECURING DIGITAL IDENTITIES

High-Value Global Customer Base

Trusted Identity Cloud-Based Platform

Unique Value Propositions

Mobile Security Leadership

Strong Competitive Position – Unique Solution Portfolio

BUSINESS MODEL TRANSFORMATION

Strong Balance Sheet

Recurring Revenue Transition

Operational Transformation

Strong Dollar-Based Net Expansion Rate

25% - 30% ARR Growth[1]

[1] OneSpan long-term target

Q1 2021 Highlights and Full Year 2021 Outlook

Q1 2021 Financial Highlights

$108M
Annual Recurring Revenue (ARR)[1]

29%
ARR Growth

>50%
Subscription and Term ARR growth

119%
Dollar-Based Net Expansion (DBNE)[2]

47%
Subscription revenue growth

87%
of Software and Services revenues are recurring

OneSpan

1 & 2 – See Definitions in Appendix

Recent Business Highlights and Announcements



OneSpan Sign Virtual Room Launched – Enables FI's to safely and securely collaborate with customers to review and sign high value agreements out-of-the-box

OneSpan*Sign*

Signed the largest e-signature contract in our history – Displaced a major competitor at a leading provider of digital lending solutions.



Garry Capers appointed to Board of Directors – Joins other highly qualified and independent directors; sixth independent director added since 2019

- Fintech and management consultant veteran
- Deep SaaS experience

Q1 2021 – ARR Growth


Annual Recurring Revenue
$66M
$84M
$108M
Q1'19
Q1'20
Q1'21

ARR Category	Q1'21 Y/Y Growth
Total ARR	29%
Subscription and Term ARR	> 50%

[1]OneSpan targets

Q1 2021 – Record First Quarter Recurring Revenue


Y/Y Recurring Revenue Comparison
$26M
$29M
Q1 2020
Q1 2021

$29M
record first quarter recurring revenue

12%
growth in recurring revenue

Recurring Revenue	Q1'21 Y/Y Growth	Comments
Subscription	47%	Strong demand
Term	-13%	Record Q1 2020[1]
Maintenance	14%	Met Q1 expectation
Total	12%	Met Q1 expectation

[1]Record Q1 2020 term license revenue benefitted from strong pre-pandemic demand for mobile security solutions and an average contract duration of 1.6 years. Term license average contract duration in Q1 2021 was 1.0 year.

Q1 2021 – Transition to Recurring S&S Revenue[1]


Y/Y S&S Revenue Comparison
$37M
$11M
$26M
$33M
$4M
$29M
Q1 2020
Q1 2021
Non-Recurring Software and Services
Recurring Software & Services

$33M
Software & Services revenue

87%
of Software & Services revenue is recurring – record high

[1]Expected to be materially complete by the end of 2021

OneSpan

Q1 2021 – Total Revenue


Y/Y Revenue Comparison
$56M
$51M
35%
19%
46%
35%
8%
57%
Q1 2020
Q1 2021
Hardware
Non-Recurring Software and Services
Recurring Software & Services

$51M
Total revenue

65%
of Total revenue is Software & Services

57%
of Total revenue is recurring

10%
decline in Hardware revenue

OneSpan

FY 2021 Outlook[1]

GUIDANCE METRICS	FY21 GUIDANCE	COMMENTS
Total Revenue	$215M – $225M	2H 2021 > 1H 2021
Recurring Revenue	$120M – $125M	18% – 23% growth
ARR Growth	22% - 26%	Strong growth in Subscription and Term
Adjusted EBITDA	Approximately break-even	Gross margin impacted by transition to recurring; Investing for growth

[1]OneSpan guidance and expected performance

FY 2021E – ARR Growth



Annual Recurring Revenue
22% – 26%
Y/Y Growth[1]
$104M
$80M
2019
2020
2021E

ARR Category	2020 Y/Y Growth	2021E Y/Y Growth[1]
Total ARR	29%	22% – 26%
Subscription and Term ARR	> 50%	Continued strong growth

[1] OneSpan guidance and expected performance

OneSpan

FY 2021E – Recurring Revenue Growth


Y/Y Recurring Revenue
$81M
$102M
$120M – $125M[1]
2019
2020
2021E

Recurring Revenue	2020 Y/Y Growth	2021E Y/Y Growth[1]
Total	26%	~18% – 23% growth
Subscription and Term[2]	37%	+40% growth

[1]OneSpan guidance and expected performance
[2]Combined subscription and term-based software license revenue

OneSpan

FY 2021E – Transition to Recurring Revenue


Software & Services Revenue
24%
76%
<15%[1]
>85%[1]
2020
2021E
Non-Recurring Software and Services
Recurring Software & Services

S&S Revenue	2020	2021E
% Recurring	76%	>85%[1]
2021E Recurring revenue transition headwind expected to be ~$15 - $20 million[2]		

[1]OneSpan guidance and expected performance
[2]Recurring revenue headwind refers to the estimated difference in the amount and timing of revenue recognition of software licenses sold as term in lieu of perpetual contracts.

FY 2021E – Total Revenue – Growth Driven by Recurring Revenue


Total Revenue
$216M
$215M – $225M[1]
2020
2021E
Hardware
Non-Recurring Software and Services
Recurring Software & Services

Revenue	2020	2021E[1]
Recurring S&S	$102M	$120M – $125M
Non-recurring S&S	$32M	Perpetual to term-license transition
Hardware	$82M	Mid single-digit y/y decline
2021E Recurring revenue transition headwind expected to be ~$15 - $20 million[2]		

[1]OneSpan guidance and expected performance
[2]Recurring revenue headwind refers to the estimated difference in the amount and timing of revenue recognition of software licenses sold as term in lieu of perpetual contracts.

OneSpan

OneSpan

Appendix

Revenue

Revenue by major products and services	Three months ended,								
(in millions, unaudited)	March 31 2019	June 30 2019	Sept. 30 2019	Dec. 31 2019	March 31 2020	June 30 2020	Sept. 30 2020	Dec. 31 2020	March 31 2021
Subscription	$5.3	$5.3	$5.6	$6.1	$5.7	$6.1	$7.4	$8.5	$8.4
Term-based software licenses	0.6	2.0	7.1	6.4	9.2	5.0	2.3	8.1	8.0
Maintenance, support, and other	9.7	9.9	10.6	12.0	11.0	12.1	12.4	13.7	12.5
Total recurring revenue	$15.5	$17.2	$23.2	$24.5	$25.9	$23.2	$22.1	$30.4	$28.9
Perpetual software licenses	6.5	9.0	12.1	12.6	9.3	6.2	6.3	4.7	2.8
Professional services	0.8	0.8	2.3	1.8	1.4	1.3	1.4	1.6	1.4
Total software and service revenue	$22.8	$27.1	$37.7	$38.9	$36.6	$30.8	$29.8	$36.7	$33.1
Hardware products	24.3	29.0	42.0	31.6	19.7	24.2	21.7	16.2	17.7
Total revenue[1]	$47.1	$56.2	$79.7	$70.5	$56.4	$55.0	$51.4	$52.9	$50.8
Recurring % of software and services revenue	*68%*	*64%*	*62%*	*63%*	*71%*	*76%*	*74%*	*83%*	*87%*
Recurring % of total revenue	*33%*	*31%*	*29%*	*35%*	*46%*	*42%*	*43%*	*57%*	*57%*

[1] Quarterly revenue from March 31, 2019, through March 31, 2020, has been revised to correct for certain immaterial misstatements.

OneSpan

Non-GAAP Reconciliation

Reconciliation of Net Income to Adjusted EBITDA
(in thousands, unaudited)

	Three months ended March 31,	
	2020 [1]	2021
Net income (loss)	$ 4	$ (9,151)
Interest income, net	(207)	(4)
Provision (benefit) for income taxes	690	(501)
Depreciation and amortization of intangible assets	3,019	2,310
Long-term incentive compensation	1,715	1,542
Non-recurring items	-	548
Adjusted EBITDA	$ 5,221	$ (5,256)

[1] 2020 results have been revised to correct for immaterial misstatements.

Definitions

1 - **ARR** is calculated as the annualized value of our customer recurring contracts with a term of at least one-year, as of the measuring date. These include subscription, term-based license, and maintenance contracts and exclude one-time fees. To the extent that we are negotiating a renewal with a customer after the expiration of a recurring contract, we continue to include that revenue in ARR if we are actively in discussion with the customer for a new recurring contract or renewal, or until such customer notifies us that it is not renewing its recurring contract.

2 - **DBNE** is defined as the year-over-year growth in ARR from the same set of customers at the end of the prior year period.

Non-GAAP Financial Measures

We report financial results in accordance with GAAP. We also evaluate our performance using certain non-GAAP financial measures, namely Adjusted EBITDA. Our management believes that this measure provides useful supplemental information regarding the performance of our business and facilitates comparisons to our historical operating results. Non-GAAP financial measures are not measures of performance under GAAP and should not be considered in isolation or as alternatives or substitutes for the most directly comparable financial measures calculated in accordance with GAAP. While we believe that these non-GAAP financial measures are useful within the context described above, they are in fact incomplete and are not measures that should be used to evaluate our full performance or our prospects. Such an evaluation needs to consider all of the complexities associated with our business including, but not limited to, how past actions are affecting current results and how they may affect future results, how we have chosen to finance the business, and how taxes affect the final amounts that are or will be available to stockholders as a return on their investment. Reconciliations of Adjusted EBITDA to the most directly comparable GAAP financial measure are found above.

We define Adjusted EBITDA as net income before interest, taxes, depreciation, amortization, long-term incentive compensation, and certain non-recurring items, including acquisition related costs, lease exit costs, rebranding costs, non-routine stockholder matters and accruals for legal contingencies. We use Adjusted EBITDA as a simplified measure of performance for use in communicating our performance to investors and analysts and for comparisons to other companies within our industry. As a performance measure, we believe that Adjusted EBITDA presents a view of our operating results that is most closely related to serving our customers. By excluding interest, taxes, depreciation, amortization, long-term incentive compensation, and certain non-recurring items, we are able to evaluate performance without considering decisions that, in most cases, are not directly related to meeting our customers' requirements and were either made in prior periods (e.g., depreciation, amortization, long-term incentive compensation, lease exit costs, non-routine stockholder matters, reversal of a prior period legal contingency accrual), deal with the structure or financing of the business (e.g., interest, acquisition related costs, rebranding costs) or reflect the application of regulations that are outside of the control of our management team (e.g., taxes). Similarly, we find that the comparison of our results to those of our competitors is facilitated when we do not consider the impact of these items.

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